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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 2, 2001

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)

       Massachusetts                                             04-3557612
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
    (ADDRESS, INCLUDING ZIP CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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Item 5. Other Events

     On July 1, 2001 at 12:01 a.m. (the "Effective Date") LSB Corporation (the "Company") and Lawrence Savings Bank, a Massachusetts savings bank (the "Bank"), consummated the formation of a holding company for the Bank (the "Reorganization") pursuant to a Plan of Reorganization and Acquisition dated as of March 12, 2001 (the "Plan of Reorganization"). Pursuant to the Plan of Reorganization, at the Effective Date, each issued and outstanding share of the Bank's common stock ("Bank Common Stock"), par value $0.10 per share (together with associated preferred stock purchase rights), automatically and without consideration was converted into and exchanged for one share of the common stock, par value $0.10 per share (the "Common Stock") of the Company (together with associated preferred stock purchase rights) (no shareholders exercised dissenters' rights). Prior to the completion of the Reorganization, the Company was a wholly-owned subsidiary of the Bank. On the Effective Date, the Bank became a wholly-owned subsidiary of the Company and the stockholders of the Bank became stockholders of the Company. No additional shares were offered or sold in connection with the Reorganization.

     Until the Effective Date, the Bank's common stock was registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and traded on the Nasdaq National Market System. The Bank has filed reports with the FDIC under Section 12(i) of the Exchange Act since 1991. This report on Form 8-K is being filed in connection with the registration of the Common Stock of the Company under Section 12(g) of the Exchange Act pursuant to Rule 12g-3(a) thereunder. As of the Effective Date, (i) the Company is the successor issuer to the Bank, (ii) the Common Stock of the Company was held of record by three hundred or more persons and (iii) the Common Stock of the Company is listed in place of the common stock of the Bank on the Nasdaq
Stock Market under the trading symbol "LSBX."

     Pursuant to the Plan of Reorganization, as of the Effective Date, the Company assumed all of the Bank's obligations under the Bank's two stock option plans, the Lawrence Savings Bank 1986 Stock Option Plan and the Lawrence Savings Bank 1997 Stock Option Plan (the "Stock Option Plans"). The Stock Option Plans ceased to exist as option plans of the Bank. Accordingly, the unexercised portions of the options outstanding as of the Effective Date are now exercisable for shares of the Common Stock of the Company. The Company intends to file a registration statement on Form S-8 for all Common Stock issuable under the Stock Option Plans.

     Pursuant to the Plan of Reorganization, as of the Effective Date, the Company assumed that certain Rights Agreement dated as of December 19, 1996 between the Bank and State Street Bank and Trust Company (the "Shareholder Rights Plan") and such plan ceased to exist as a rights plan of the Bank. Accordingly, as of the Effective Date, the outstanding Bank Rights (as defined below) issued pursuant to the Shareholder Rights Plan were assumed by, and deemed to be rights issued by, the Company ("Rights"). Each Right shall be exercisable for the same number of shares of the Company as would have been available to the holder of a Bank Right upon exercise thereof. The following summary description of the Shareholder Rights Plan does not purport to be complete and is qualified in its entirety by reference to the Shareholder Rights Plan, which has been filed as an exhibit to this Current Report on Form 8-K.

     In connection with the adoption of the Shareholder Rights Plan by the Bank, the Board of Directors of the Bank declared a dividend distribution of one preferred stock purchase right (a "Bank Right") for each outstanding share of the Bank's common stock to stockholders of record as of the close of business on December 29, 1996. On March 12, 2001, in connection with the Reorganization, the Board of Directors of the Company adopted resolutions assuming the Bank's Shareholder Rights Plan and converting it into the Company's Shareholder Rights Plan, which contains substantially the terms and conditions of the Bank's Shareholder Rights Agreement. As of the Effective Date, the rights currently are not exercisable and are attached to and trade with the outstanding shares of the Company's Common Stock. Under the Company's Shareholder Rights Plan, the Rights become exercisable (i) if a person becomes an


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"acquiring person" by acquiring 10% or more of the outstanding shares of the
Company's Common Stock or (ii) if a person commences a tender offer that would result in that person owning 10% or more of the Company's Common Stock. In the event that a person becomes an "acquiring person," each holder of a Right (other than the acquiring person) would be entitled to acquire such number of shares of the Company's preferred stock as are provided for in the Company's Shareholder Rights Plan.

     As of the Effective Time, the Company became an additional obligor with respect to certain employment agreements, special termination agreements and supplemental agreements then existing between the Bank and certain senior executives. Such agreements are being filed as exhibits hereto.

Item 7. Financial Statements and Exhibits

(a)  Exhibits

Exhibit Number

 2.1 Plan of Reorganization and Acquisition, dated as of March 12, 2001 between the Company and the Bank

 3.1      Articles of Organization of the Company

 3.2      By-Laws of the Company

 4.1      Specimen certificate for shares of Common Stock of the Company

 4.2      See Exhibit 3.1 for sections pertaining to rights of security holders

 4.3      See Exhibit 3.2 for sections pertaining to rights of security holders

 4.4      Rights Agreement dated as of December 19, 1996

10.1 Employment Agreement by and between the Bank and Paul A. Miller dated April 21, 1989

10.2 Amendment dated December 23, 1992 to Employment Agreement dated April 21, 1989

10.3      Amendment dated May 25, 2000 to Employment Agreement dated April 21,
          1989

10.4 Employment Agreement by and between the Bank and Robert P. Perreault dated May 9, 1986

10.5      Amendment dated December 23, 1992 to Employment Agreement dated May 9,
          1986

10.6 Special Termination Agreement by and between the Bank and Robert P. Perreault dated May 9, 1986

10.7 Amendment dated May 25, 2000 to Special Termination Agreement dated May 9, 1986

10.8 Supplemental Retirement Agreement by and between the Bank and Paul A. Miller dated April 21, 1989

10.9 Supplemental Retirement Agreement by and between the Bank and Paul A. Miller dated April 21, 1996

10.10 Employment Agreement by and between the Bank and Jeffrey W. Leeds dated February 24, 2000

10.11 Employment Agreement by and between the Bank and Timothy L. Felter dated February 24, 2000

10.12 Employment Agreement by and between the Bank and John E. Sharland dated February 24, 2000


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10.13     Employment Agreement by and between the Bank and Richard J. D'Ambrosio dated February 24, 2000

10.14     Lawrence Savings Bank 1986 Stock Option Plan

10.15     Lawrence Savings Bank 1997 Stock Option Plan

99.1      Annual Report of the Bank for the year ended December 31, 2000

99.2 Form 10-K for the year ended December 31, 2000, as filed with the Federal Deposit Insurance Corporation ("FDIC")

99.3 Quarterly Report of the Bank filed on Form 10-Q for the quarter ended March 31, 2001, as filed with the FDIC

99.4 Proxy Statement, dated as of March 23, 2001, delivered to the Bank's stockholders in connection with the Bank's 2001 Annual Meeting of Stockholders, as filed with the FDIC

99.5 Press Release dated December 21, 2000, in which the Bank announces plan to form holding company

99.6 Press Release dated July 2, 2001, in which the Bank announces the completion of the holding company reorganization

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


LSB CORPORATION


DATED:      July 2, 2001


By: /s/ Paul A. Miller
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    Paul A. Miller
    President and Chief Executive Offficer


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                                  EXHIBIT INDEX

Exhibit No.    Description

 2.1 Plan of Reorganization and Acquisition, dated as of March 12, 2001 between the Company and the Bank

 3.1      Articles of Organization of the Company

 3.2      By-Laws of the Company

 4.1      Specimen certificate for shares of Common Stock of the Company

 4.2      See Exhibit 3.1 for sections pertaining to rights of security holders

 4.3      See Exhibit 3.2 for sections pertaining to rights of security holders

 4.4      Rights Agreement dated as of December 19, 1996

10.1 Employment Agreement by and between the Bank and Paul A. Miller dated April 21, 1989

10.2 Amendment dated December 23, 1992 to Employment Agreement dated April 21, 1989

10.3      Amendment dated May 25, 2000 to Employment Agreement dated April 21,
          1989

10.4 Employment Agreement by and between the Bank and Robert P. Perreault dated May 9, 1986

10.5      Amendment dated December 23, 1992 to Employment Agreement dated May 9,
          1986

10.6 Special Termination Agreement by and between the Bank and Robert P. Perreault dated May 9, 1986

10.7 Amendment dated May 25, 2000 to Special Termination Agreement dated May 9, 1986

10.8 Supplemental Retirement Agreement by and between the Bank and Paul A. Miller dated April 21, 1989

10.9 Supplemental Retirement Agreement by and between the Bank and Paul A. Miller dated April 21, 1996

10.10 Employment Agreement by and between the Bank and Jeffrey W. Leeds dated February 24, 2000

10.11 Employment Agreement by and between the Bank and Timothy L. Felter dated February 24, 2000

10.12 Employment Agreement by and between the Bank and John E. Sharland dated February 24, 2000

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10.13     Employment Agreement by and between the Bank and Richard J. D'Ambrosio dated February 24, 2000

10.14     Lawrence Savings Bank 1986 Stock Option Plan

10.15     Lawrence Saving Bank 1997 Stock Option Plan

99.1      Annual Report of the Bank for the year ended December 31, 2000

99.2 Form 10-K for the year ended December 31, 2000, as filed with the Federal Deposit Insurance Corporation ("FDIC")

99.3 Quarterly Report of the Bank filed on Form 10-Q for the quarter ended March 31, 2001, as filed with the FDIC

99.4 Proxy Statement, dated as of March 23, 2001, delivered to the Bank's stockholders in connection with the Bank's 2001 Annual Meeting of Stockholders, as filed with the FDIC

99.5 Press Release dated December 21, 2000, in which the Bank announces plan to form holding company

99.6 Press Release dated July 2, 2001, in which the Bank announces the completion of the holding company reorganization


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